Exhibit 10.5

Execution Version

AMENDMENT NO. 4 TO THE FIRST LIEN CREDIT AGREEMENT REFERRED TO BELOW, dated as of April 28, 2016 (this “First Lien Amendment No. 4”), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), Lenders constituting the Required Lenders, the L/C Issuers party hereto, the Swing Line Lender and UBS AG, STAMFORD BRANCH, as Administrative Agent.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “First Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders have extended credit to the Borrowers.

B. The Borrower Representative has requested (x) that the Required Lenders agree to amend Sections 6.01(a), 6.01(b) and 6.01(c) in accordance with Section 10.01 of the First Lien Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this First Lien Amendment No. 4 shall have the same meanings specified in the First Lien Credit Agreement.

SECTION 2. Amendments.

(a) Section 1.01 of the First Lien Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b) The definition of “Defaulting Lender” in Section 1.01 of the First Lien Credit Agreement is hereby amended to delete “or” before clause (iii) of clause (d) and to add at the end of such clause (iii) the following: “or (iv) become the subject of a Bail-In Action”.

(c) The definition of “Federal Funds Rate” in Section 1.01 of the First Lien Credit Agreement is hereby amended to replace it in its entirety with the following:

““Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.”

(d) Section 2.17(b) of the First Lien Credit Agreement is hereby amended to add “and subject to Section 10.28” immediately after the words “affected parties” in the second proviso thereof.

(e) Section 6.01(a) of the First Lien Credit Agreement is hereby amended to change the reference to “one hundred twenty (120)” in such Section 6.01(a) to “one hundred fifty (150)”.

(f) Section 6.01(b) of the First Lien Credit Agreement is hereby amended to delete “and” before clause (y) and to add, at the end of clause (y) in such Section 6.01(b) the following: “and (z) in the case of the fiscal quarter ending March 31, 2016, within seventy-five (75) days after the last day of such fiscal quarter”

(g) Section 6.01(c) of the First Lien Credit Agreement is hereby amended to change the reference to “one hundred (120)” in such Section 6.01(c) to “one hundred fifty (150)”.

(h) Article X of the First Lien Credit Agreement is hereby amended to add the following new Section 10.28:

“SECTION 10.28 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION 3. Conditions to Effectiveness. This First Lien Amendment No. 4 shall become effective on April 28, 2016 (the “First Lien Amendment No. 4 Effective Date”) so long as:

(a) At or prior to 6:00 p.m. New York City time on April 27, 2016 (the “Deadline”) the Administrative Agent receives an executed counterparts of this First Lien Amendment No. 4, properly executed and delivered by (x) a Responsible Officer of each Borrower and (y) Lenders constituting the Required Lenders; and

(b) The representations and warranties of the Borrowers contained in Section 4 hereof shall be true and correct on and as of the First Lien Amendment No. 4 Effective Date.

(c) The Administrative Agent shall have received from the Borrower Representative, on behalf of each Lender that shall have delivered an executed counterpart to this First Lien Amendment No. 4 a cash fee equal to 0.05% of the sum of the aggregate principal amount of such Lender’s 2015-1 Term Loans plus the aggregate amount of such Lender’s Revolving Credit Commitments.

(d) All reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, solicitation of consents for, execution and delivery of this First Lien Amendment No. 4 (but limited, in the case of such costs and expenses related to counsel to the Administrative Agent, to those of Cahill Gordon & Reindel LLP) shall have been paid.

SECTION 4. Representations and Warranties. Holdings, and the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders party hereto as of the First Lien Amendment No. 4 Effective Date:

(a) The execution, delivery and performance by Holdings and each Borrower of this First Lien Amendment No. 4 has been duly authorized by all necessary corporate or other organizational action of Holdings and such Borrower.

(b) None of the execution, delivery and performance by Holdings and each Borrower of this First Lien Amendment No. 4 will (i) contravene the terms of any of Holding’s or such Borrower’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of Holdings or such Borrower under (A) any Contractual Obligation to which Holdings or such Borrower is a party or affecting Holdings or such Borrower or the properties of Holdings or such Borrower or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Holdings or such Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or either Borrower of this First Lien Amendment No. 4, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) This First Lien Amendment No. 4 has been duly executed and delivered by Holdings and each Borrower. This First Lien Amendment No. 4 constitutes a legal, valid and binding obligation of Holdings and each Borrower, enforceable against Holdings and such Borrower in accordance with its terms, subject to the making of the appropriate registrations, filings, stamping and/or notification and except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(e) The representations and warranties of the Borrowers and Holdings contained in Article V of the First Lien Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the First Lien Amendment No. 4 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(f) No Default exists as of the First Lien Amendment No. 4 Effective Date, or would result from the effectiveness of First Lien Amendment No. 4.

SECTION 5. Amendment, Modification and Waiver. This First Lien Amendment No. 4 may not be amended, modified or waived except in accordance with Section 10.01 of the First Lien Credit Agreement.

SECTION 6. Entire Agreement. This First Lien Amendment No. 4, the First Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. From and after the First Lien Amendment No. 4 Effective Date, this First Lien Amendment No. 4 shall constitute a “Loan Document” for all purposes of the First Lien Credit Agreement and any other Loan Document. Except as expressly set forth herein, this First Lien Amendment No. 4 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the First Lien Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the First Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the First Lien Credit Agreement as amended hereby and that this First Lien Amendment No. 4 is a Loan Document.

SECTION 7. GOVERNING LAW.

(a) THIS FIRST LIEN AMENDMENT NO. 4 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) HOLDINGS AND THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS FIRST LIEN AMENDMENT NO. 4, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST HOLDINGS OR EITHER BORROWER IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) HOLDINGS AND THE BORROWER THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS Section 7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 8. Severability. If any provision of this First Lien Amendment No. 4 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this First Lien Amendment No. 4 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Counterparts. This First Lien Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this First Lien Amendment No. 4 shall be effective as delivery of an original executed counterpart of this First Lien Amendment No. 4.

SECTION 10. Headings. The headings of this First Lien Amendment No. 4 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Lender Consent Signature Pages on file with the Administrative Agent

ACKNOWLEDGED BY: UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature page to First Lien Amendment No. 4]

DTZ UK GUARANTOR LIMITED, as Holdings

By:	/s/ Rajeev Ruparelia
Name:	Rajeev Ruparelia
Title:	Director

[Signature Page to First Lien Amendment No. 4]

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	President

[Signature Page to First Lien Amendment No. 4]

Signed and delivered for:
DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936 under power of attorney in the presence of:

/s/ Nicholas Li	/s/ Simon Harle
Signature of Witness	Signature of Attorney

Nicholas Li	Simon Harle
Print Name of Witness	Print Name of Attorney

Level 22, 101 Collins Street, Melbourne, Victoria Australia Lawyer
Address and occupation of Witness

[Signature Page to First Lien Amendment No. 4]